UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2006

KMG America Corporation
(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Whitewater Drive, Suite 150 Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 8, 2006, KMG America Corporation (the “Corporation”) issued a press release announcing fourth quarter and full-year 2005 results. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On March 9, 2006, the Corporation held a conference call with investors to discuss fourth quarter and full year 2005 results and the Corporation’s financial outlook for 2006. The manuscript for this conference call, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Corporation under the Securities Act of 1933, as amended.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99.1	Press release, issued on March 8, 2006, announcing KMG America Corporation’s fourth quarter and full-year 2005 results.

99.2	Manuscript for conference call held on March 9, 2006, discussing fourth quarter and full year 2005 results and financial outlook for 2006.

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION (Registrant)

Date:	March 9, 2006	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, issued on March 8, 2006, announcing KMG America Corporation’s financial results for fourth quarter 2005.

99.2	Manuscript for conference call held on March 9, 2006.